UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 16, 2018
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 16, 2018, the Board of Directors of Micron Technology, Inc. (the “Company”) appointed Ms. Mary Pat McCarthy and Mr. Steve Gomo as members of the Company’s Board of Directors.  Ms. McCarthy and Mr. Gomo have also been appointed to the Audit Committee of the Board of Directors.  The full text of the press release issued in connection with their appointment to the Board of Directors is attached as Exhibit 99.1 to this report.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 16, 2018, the Board of Directors of the Company amended and restated the Company's bylaws (the “Amended and Restated Bylaws”) to implement proxy access and increase the size of the Board of Directors from seven to nine.

Specifically, new Article II, Section 11(c) implements proxy access with the following key provisions:

•	Ownership threshold: at least 3% of the Company’s outstanding common stock;

•	Holding period: continuously for 3 years;

•	Number of nominees: the greater of 2 and 20% of the existing size of the Board (rounded down to the nearest whole number);

•	Nominating group size: up to 20 shareholders, each of whom meets the requirements of the bylaws, may be aggregated to reach the 3% ownership threshold; and

•
Single shareholder definition: includes (i) funds under common management and investment control; (ii) funds under common management and funded primarily by the same employer; and (iii) a “group of investment companies” as defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

A change to Article III, Section 1 of the Amended and Restated Bylaws increases the size of the Board from seven to nine. The Amended and Restated Bylaws also make clarifications, updates and other changes to the qualifications required of Board nominees.

This description of the amendments to the Company's bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws filed as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on October 16, 2018
99.2	Amended and Restated Bylaws as of October 16, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	October 17, 2018	By:	/s/ David A. Zinsner
		Name:	David A. Zinsner
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Press release issued on October 16, 2018.
99.2	Amended and Restated Bylaws as of October 16, 2016.